UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  November 14, 2017

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA  91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. — Regulation FD Disclosure

On November 14, 2017, LTC Properties, Inc. (the “Company”) learned that one of its lessees, Preferred Care, Inc. (“Preferred”) and several affiliated entities filed for Chapter 11 bankruptcy resulting from a multi-million dollar legal judgement in a lawsuit against Preferred and certain affiliated entities. The affiliated entities operate properties in Kentucky and New Mexico. It is the Company’s understanding that Preferred is subject to the judgement because it was included in the lawsuit. Preferred leases 26 properties under two master leases from the Company. None of those 26 properties are in Kentucky or New Mexico, and the Preferred operating entities that sublease those properties did not file for bankruptcy. Those 26 properties are in Arizona, Colorado, Iowa, Kansas, Texas and Virginia, and represented 6.8% of the Company’s annual income as of September 30, 2017.

The Company does not believe Preferred’s bankruptcy will have a material impact on the Company’s future financial results. Preferred has paid November rent to the Company, and the Company expects that future rent payments by Preferred will be made on time. No pre-petition claims have been made, nor does the Company believe that any post-petition claims will be made, related to the Preferred properties owned by the Company.

Disclaimer

The information contained in this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Forward Looking Statements

This report includes statements that are not purely historical and are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the impact of the Preferred bankruptcy, post-petition claims, future rent payments, and other statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this report are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this report are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company’s management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: November 14, 2017	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman, CEO & President